THE SUPPLY CHAIN COMPANY®

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Associate Call Talking Points 11/1/12 Exhibit 99.6

• JDA and RedPrairie announced a merger this
morning.
• JDA will be acquired by New Mountain Capital
taking the company private.
• NMC owns RedPrairie (since 2010) and we will
integrate the two companies together
• NMC will fund the transaction with debt and
equity
• I will be the CEO of the combined company
The Deal
Copyright 2012 JDA Software Group, Inc. - CONFIDENTIAL

• Great deal for JDA shareholders at $45/share
– 33% premium
• Great deal for JDA customers
– We will be able to create exciting new opportunities to create new value for our customers
– Integrating supply chain planning & execution – fill the WMS gap
– Supporting omni-channel commerce with the most complete
suite of capabilities in the market
• Customer engagement augmented with RP commerce suite, RP
WMS for fulfillment, RP store ops, RP WFM
– Market leader in WFM – ties into demand planning and space and category mgmt
A Great Deal
Copyright 2012 JDA Software Group, Inc. - CONFIDENTIAL

• A great deal for associates
– We will be the largest pure play in supply chain planning and execution – very well positioned to compete with our larger
competitors
– We are going to build a great business and as a result there will be great career opportunities for associates who can help us make this happen
– Lots of challenging opportunities as we build this new business –
we are going to need strong commitment from our associates
• Customer care
• Expertise
• Leadership
• Integrity and character
– This is going to be a chance to show what you can do !
A Great Deal
Copyright 2012 JDA Software Group, Inc. - CONFIDENTIAL

• We do not have a detailed transition plan
yet
– We will make one in the next few weeks and
begin the integration in early 2013
– Until then, there will be a number of questions
that do not have answers and I would ask for
your patience
– In the meantime, please focus on running the
JDA business, deliver our year end plan, take
good care of our customers
• Thank you
Transition Planning
Copyright 2012 JDA Software Group, Inc. - CONFIDENTIAL

Forward-Looking Statements
Copyright 2012 JDA Software Group, Inc. - CONFIDENTIAL
This presentation may contain forward-looking statements. These forward-looking statements involve significant risks and uncertainties.
All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding information regarding the intent, belief or current expectation of JDA Software Group, Inc. (the “Company”) and members of its senior management team. Forward-looking statements include, without limitation, statements regarding prospective performance and opportunities and the outlook for the Company’s businesses, performance and opportunities and regulatory approvals, the anticipated timing of filings and approvals relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; and any assumptions underlying any of the foregoing.
Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward looking statements include: uncertainties as to the timing of the tender offer and merger;
uncertainties as to how many of the Company stockholders will tender their stock in the offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities;
other business effects, including the effects of industry, economic or political conditions outside of the Company’s control; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in the Company’s filings with the U.S. Securities and
Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2011, filed with the
SEC on August 6, 2012, its Quarterly Reports on Form 10-Q, its Current Reports on Form 8-K, the Tender Offer Statement on Schedule
TO and other tender offer documents to be filed by an affiliate (the “Merger Sub”) of RP Crown Parent, LLC (the “Parent”), the
Solicitation/Recommendation Statement on Schedule 14D-9 to be filed by the Company and the Proxy Statement on Schedule 14A to be
filed by the Company. All of the materials related to the transaction (and all other transaction documents filed with the SEC) will be available at no charge from the SEC through its website at www.sec.gov.  Investors and security holders may also obtain free copies of the documents filed by the Company with the SEC by contacting Company Investor Relations at 14400 N. 87th Street, Scottsdale,
Arizona 85260, telephone number (480-308-3392) or mike.burnett@jda.com.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.  The Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.

Pursuant to the terms of an Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 31, 2012, by and among the Company, Parent and Merger Sub, Merger Sub will commence a tender offer within the time period specified in the Merger Agreement to acquire all of the outstanding shares of common stock, $0.01 par value per share, of the Company.  The tender offer has not yet commenced. This presentation is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of Company common stock will be made pursuant to an offer to purchase and related materials that Merger Sub intends to file with the SEC. At the time the offer is commenced, Merger Sub will file a Tender Offer Statement on Schedule TO with the SEC, and thereafter the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the offer.
THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF
TRANSMITTAL AND OTHER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT
WILL CONTAIN IMPORTANT INFORMATION, AND INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE
URGED TO READ CAREFULLY AND CONSIDER THESE MATERIALS WHEN THEY BECOME AVAILABLE
BEFORE MAKING ANY DECISION WITH RESPECT TO THE TENDER OFFER. In addition, all of these materials (and all other materials filed by the Company with the SEC) will be available at no charge from the SEC through its website at www.sec.gov. Investors and stockholders may also obtain free copies of the documents filed by the Company with the SEC by contacting  Company Investor Relations at 14400 N. 87th Street, Scottsdale, Arizona 85260, telephone number (480-308-3392)
or mike.burnett@jda.com.
Notice to Investors
Copyright 2012 JDA Software Group, Inc. - CONFIDENTIAL

This communication may be deemed to be proxy solicitation material in respect of the proposed acquisition of the
Company by an affiliate of Parent. In connection with the potential one-step merger, the Company will file a Proxy
Statement on Schedule 14A with the SEC. Additionally, the Company will file other relevant materials with the SEC in connection with the proposed acquisition of the Company pursuant to the terms of the Merger Agreement. THE PROXY
STATEMENT AND OTHER RELEVANT MATERIALS WILL CONTAIN IMPORTANT INFORMATION, AND
INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND CONSIDER
THESE MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT
DECISION WITH RESPECT TO THE PROPOSED TRANSACTION. The materials to be filed by the Company with the
SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. After the Company’s filing thereof, investors and stockholders will also be able to obtain free copies of the Proxy Statement from the Company by contacting Company Investor Relations at 14400 N. 87th Street, Scottsdale, Arizona 85360, telephone number (480-
308-3392)
or mike.burnett@jda.com.
The Company and its directors, executive officers and other members of their management and employees, under the
SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed transaction. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the
Company’s proxy statement for its 2012 Annual Meeting of Stockholders, which was filed with the SEC on October 4,
2012, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which was filed with the SEC on August, 6, 2012, and the proxy statement and other relevant materials which may be filed with the SEC in connection with the transaction when and if they become available. Information concerning the interests of the
Company’s potential participants, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the proxy statement relating to the transaction when it becomes available.
Additional Information about the
Merger and Where to Find It
Copyright 2012 JDA Software Group, Inc. - CONFIDENTIAL

Investors:
Mike Burnett, JDA Group Vice President, Treasury & Investor Relations
480-308-3392
mike.burnett@jda.com
Media:
Beth Elkin, Vice President, Marketing & Communications
469-357-4225
beth.elkin@jda.com
Contact Information
Copyright 2012 JDA Software Group, Inc. - CONFIDENTIAL